PENTAIR

PENTAIR AND TYCO FLOW

A Powerful Combination, A Stronger Future

MARCH 28, 2012

Randall J. Hogan

Chairman and Chief Executive Officer

Pentair, Inc.

Edward D. Breen

Chairman and Chief Executive Officer

Tyco International, Ltd.

FORWARD-LOOKING STATEMENTS

FORWARD-LOOKING STATEMENTS

This presentation may contain certain statements about Pentair, Inc. ("Pentair"), Tyco Flow Control International Ltd. ("Tyco Flow") and Tyco International Ltd. ("Tyco") that are "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. The forward-looking statements contained in this presentation may include statements about the expected effects on Pentair, Tyco Flow and Tyco of the proposed merger of Pentair and Tyco Flow (the "Merger"), the anticipated timing and benefits of the Merger, Pentair's and Tyco Flow's anticipated standalone or combined financial results and all other statements in this document other than historical facts. Without limitation, any statements preceded or followed by or that include the words "targets", "plans", "believes", "expects", "intends", "will", "likely", "may", "anticipates", "estimates", "projects", "should", "would", "expect", "positioned", "strategy", "future" or words, phrases or terms of similar substance or the negative thereof, are forward-looking statements. These statements are based on the current expectations of the management of Pentair, Tyco Flow and Tyco (as the case may be) and are subject to uncertainty and changes in circumstances and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. In addition, these statements are based on a number of assumptions that are subject to change. Such risks, uncertainties and assumptions include: the satisfaction of the conditions to the Merger and other risks related to the completion of the Merger and actions related thereto; Pentair's and Tyco's ability to complete the Merger on anticipated terms and schedule, including the ability to obtain shareholder or regulatory approvals of the Merger and related transactions; risks relating to any unforeseen liabilities of Pentair or Tyco Flow; future capital expenditures, expenses, revenues, earnings, synergies, economic performance, indebtedness, financial condition, losses and future prospects; business and management strategies and the expansion and growth of Pentair's or Tyco Flow's operations; Pentair's and Tyco Flow's ability to integrate successfully after the Merger and achieve anticipated synergies; the effects of government regulation on Pentair's or Tyco Flow's business; the risk that disruptions from the transaction will harm Pentair's or Tyco Flow's businesses; Pentair's, Tyco Flow's and Tyco's plans, objectives, expectations and intentions generally; and other factors detailed in Pentair's and Tyco's reports filed with the U.S. Securities and Exchange Commission (the "SEC"), including their Annual Reports on Form 10-K under the caption "Risk Factors". Forward-looking statements included herein are made as of the date hereof, and none of Pentair, Tyco Flow or Tyco undertakes any obligation to update publicly such statements to reflect subsequent events or circumstances.

ADDITIONAL INFORMATION

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of a vote or proxy. The Merger will be submitted to a vote of Pentair shareholders and the proposed distribution of Tyco Flow to Tyco shareholders will be submitted to a vote of Tyco shareholders. In connection with the Merger, Tyco Flow will file a registration statement on Form S-4 with the SEC. Such registration statement will include a proxy statement of Pentair that also constitutes a prospectus of Tyco Flow, and will be sent to Pentair shareholders. In addition, Tyco Flow will file with the SEC a Form 10 and Tyco will file a proxy statement with the SEC related to the proposed distribution of the Tyco Flow shares that will be sent to Tyco shareholders. Shareholders of Pentair and Tyco are urged to read the proxy statements and other documents filed with the SEC when they become available because they will contain important information about Pentair, Tyco Flow, Tyco and the proposed transactions. Shareholders will be able to obtain copies of these documents (when they are available) and other documents filed with the SEC with respect to Pentair, Tyco Flow and Tyco free of charge from the SEC's website at www.sec.gov. These documents (when they are available) can also be obtained free of charge from Pentair upon written request to Investor Relations Department, Pentair, Inc., 5500 Wayzata Blvd., Suite 800, Minneapolis, MN, 55416, or by calling (763) 545-1730, or from Tyco or Tyco Flow upon written request to Investor Relations Department, Tyco International Ltd., 9 Roszel Road, Princeton, NJ, 08540, or by calling (609) 720-4200.

PARTICIPANTS IN THE SOLICITATION

Pentair and Tyco and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from shareholders in connection with the proposed transaction under the rules of the SEC. Information about the directors and executive officers of Pentair may be found in its Annual Report on Form 10-K for the year ended December 31, 2011 filed with the SEC on February 21, 2012 and definitive proxy statement relating to its 2012 annual meeting of shareholders filed with the SEC on March 9, 2012. Information about the directors and executive officers of Tyco may be found in its Annual Report on Form 10-K for the year ended September 30, 2011 filed with the SEC on November 16, 2011 and definitive proxy statement relating to its 2012 annual general meeting of shareholders filed with the SEC on January 13, 2012. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of these participants will also be included in the proxy statements when it becomes available.

GREAT INDUSTRIAL COMBINATION

1. **A World-Leading ~$7.7B* Industrial Growth Company**
2. **Well-Positioned to Serve the "New" New World**
   - Growing Population and Wealth of Developing Economies
3. **Strong from the Start**
   - More Global, More Diverse and More Scale
4. **Stronger in the Future**
   - Substantial Synergies Expected with Enhanced Financial Strength

A Global Leader in Flow, Filtration and Equipment Protection

** Combined projected 2012 pro forma revenues. Tyco Flow financials calendarized to December.*

TRANSACTION SUMMARY

Structure and Consideration	• Stock-for-stock exchange using Reverse Morris Trust structure • The Tyco Flow Control business will be distributed to Tyco International shareholders through a tax-free spin-off; then immediately merged with Pentair • Total Consideration approximately $4.9B*, including ~$275M of Tyco Flow net debt assumed and $94M of minority interest
Ownership (new Pentair)	• Approximately 52.5% Tyco International shareholders • Approximately 47.5% Pentair shareholders • ~214 million total diluted shares expected to be outstanding
Governance	• Pentair's Chairman/CEO and executive team to lead combined company • Pentair Board of Directors plus two board members designated by Tyco
Merged Company	• Company Name: Pentair; Listing: NYSE (ticker: PNR) • Incorporation: Switzerland; Main U.S. offices: Minneapolis, MN
Financial Benefits	• Projected ~$0.40 Accretive to 2013 EPS; Expect 2015 EPS of >$5.00 • Expect ~$250M annual synergies with full realization by Year 3 • Expect combined proforma 2015 EBITDA of ~$1.7B
Conditions and Expected Closing	• Pentair and Tyco International shareholder votes • Customary closing conditions and relevant tax authority approvals • Expected closing at the end of September 2012

Unique Value Creation Opportunity

** Consideration based on PNR $40.26/share*

tyco

Edward D. Breen

Chairman and
Chief Executive Officer

Tyco International, Ltd.

TRANSACTION CONSIDERATION

- Implies total value for Tyco Flow of ~$4.9B*, before the benefit of synergies
  - 52.5% ownership in the total merged company
  - Pentair assumes $275M of Tyco's net debt and $94M of minority interest
- Expected close at the end of September 2012, consistent with overall timing of Tyco separation
- Tax efficient structure for Tyco and its shareholders

TYCO FLOW EBITDA**



$435M
~$515M
2011 "Carve-Out" EBITDA
2012 "SpinCo" EBITDA

IMPLIED EBITDA MULTIPLES
TEV = ~$4.9B*



~11.3x
~9.5x
Average ~10.4x
at 2011 "Carve-Out" EBITDA
at 2012 "SpinCo" EBITDA

Immediate Value to Tyco Shareholders

* Consideration based on PNR $40.26/share. Total value also includes value of net debt and minority interest.
** Tyco Flow financials calendarized to December. EBITDA excludes non-recurring items. 2012 "SpinCo" EBITDA includes ~$80M of total corporate standalone costs.

SIGNIFICANT BENEFITS TO TYCO SHAREHOLDERS

- **Majority Ownership of the Highly Attractive Tyco Flow/Pentair Combined Company**
  - Stronger, more attractive competitor than Tyco Flow on standalone basis
  - Forms a premier global leader in flow, filtration & equipment solutions
  - Greater exposure to higher growth geographies and end markets
- **Participation in Considerable Value Creation Resulting From the Combination**
  - 52.5% ownership and enhanced multiple for Tyco Shareholders
  - More than $1B in value on Day One
  - Incremental $1.4B in value over next few years
- **Combination with a Highly Complementary Strategic Partner with Proven Track Record as a Public Company**

Combination Significantly More Compelling than Standalone

PENTAIR

Randall J. Hogan

Chairman and
Chief Executive Officer

Pentair, Inc.

TWO GLOBAL LEADERS

PENTAIR		tyco Flow Control
Emerging Presence in Industrial Fluid Processing Solutions	STRENGTHENS FLUID PROCESS SOLUTIONS	A Global Leader in Industrial Valves and Controls
A Global Leader in Water Flow and Filtration Applications	EXTENDS WATER OFFERINGS	Strong Regional Leader in Water and Environmental Solutions
A Global Leader in Equipment Protection Solutions	ADVANCES THERMAL CAPABILITIES	A Global Leader in Industrial Heat Management Solutions
Proven Operational Excellence and Lean Discipline	ENHANCES GROWTH POTENTIAL	Strong Lean/Six Sigma Journey
Strong Cash Flow Generation		Strong Cash Flow Generation
Building Global Presence		Broad Global Reach

… A Powerful Combination

STRONG STRATEGIC FIT

PENTAIR
SALES BY SEGMENT

Projected 2012 Sales: ~$3.7B



Technical Products, ~30%
Water & Fluid Solutions, ~70%

TYCO FLOW
SALES BY SEGMENT

Projected 2012 Sales: ~$4.0B*



Water & Environ., ~20%
Thermal Controls, ~20%
Valves & Controls, ~60%

COMBINED COMPANY SALES
2012 *pro forma* PROJECTED SALES ~$7.7B*



Equipment Protection Solutions, ~25%
Water & Fluid Solutions, ~45%
Flow Control, ~30%

tyco Flow Control		PENTAIR
Water & Environ.	W&F ⟷	Water & Fluid
Thermal Controls	EP ⟷	Technical Products
Valves & Controls	FC ⟶	Flow Control

Complementary Capabilities to Best Serve Customers

* *Tyco Flow financials calendarized to December.*

SERVING HIGHLY ATTRACTIVE GROWTH SECTORS

DIVERSE VERTICALS
COMBINED 2012 *pro forma* PROJECTED SALES MIX



Comm'l, ~10%
Infrastructure, ~10%
Industrial, ~35%
Residential, ~20%
Energy, ~25%

- **Increased Scale in Attractive Growth Sectors**
- **Sales Mix: Estimated 35% Project**

SECULAR TRENDS DRIVING DEMAND



Industrial
- ✓ Performance & Quality
- ✓ Efficiency
- ✓ Hazardous



Energy
- ✓ Efficiency
- ✓ Unconventional
- ✓ Technology



Global Water
- ✓ Scarcity
- ✓ Regulation
- ✓ Sustainability



Infrastructure
- ✓ Aging
- ✓ Capacity Needs
- ✓ Urbanization

Driven By Strong Secular Growth Trends

EXPANDED GLOBAL REACH

~40%

US & CANADA

- ✓ Significant US Residential Installed Base
- ✓ US Industrial Sector Strength

~35%

DEVELOPED REST OF WORLD

- ✓ Continued Increase in Demand for Oil and Gas, Power
- ✓ Broader Offering, Recognized Brands, Plus Service Centers in Large, Fragmented Market

~25%

FAST GROWTH REGIONS

- ✓ Rising GDP and Urbanization Driving Infrastructure, Energy & Water Demands
- ✓ Robust Industrial Sector
- ✓ Greater Scale in Fast Growth Regions Across All Businesses

WORLDWIDE
>100 Manufacturing Facilities
>90 Service Centers
>30,000 Employees

Fast Growth Regions ~25% of Combined Sales

POSITIONED TO SERVE THE "NEW" NEW WORLD

>4 Billion Reaching Middle Class Globally

Increasing Population and Wealth of the "New" New World

Needs and Wants Are Driving Demand

Food

Infrastructure/Industry
(Transportation and Manufacturing)

Energy

PENTAIR & tyco Flow Control

Resource Scarcity

Quality of Life

Industrialization

Infrastructure

Presence, Breadth and Expertise to Serve "New" New World

VALUE CREATION ROADMAP


Growth
ROIC
Technology
Delivering Shareholder Value
PIMS
Sustainable Innovation
Fast Growth Regions
Margin Expansion
Cash Flow

CLEAR VISION, CONSISTENT STRATEGY

Clear, Simple, Global Vision based on "New" New World

Shareholder Value Creation Has Always Been Our #1 Goal


SHAREHOLDER RETURN
The Result ... A Decade of Value Creation

PERFORM AT A HIGHER LEVEL

Focus on Key **Value Creation** Metrics:

- Organic Sales Growth + Key Acquisitions
- Op Margin Expansion
- Prioritized Growth
- Cash Flow > NI
- ROIC


PENTAIR INTEGRATED MANAGEMENT SYSTEM
Building Growth Capabilities
Prioritizing Investments & Innovation
Attracting and Developing Top Talent
Safety, Quality, Delivery, Cost and Cash Focus
RAPID GROWTH PROCESS
LEAN ENTERPRISE
Proven PIMS Framework To Drive Value

EXECUTE OUR PROVEN STRATEGY

Based on the Pentair Integrated Management System **(PIMS)**

- Lean Enterprise
- Talent Process
- New Product Development Roadmap
- Rapid Growth Process

NEW PENTAIR

LEVERAGE COMBINED STRENGTHS

Shared Vision and "Win-Right" Culture

Leverage Process and Cash Flow Disciplines

Strong Customer-Centric Business Models

Clear Strategy, Focused Execution and Proven Framework

SUBSTANTIAL VALUE-CREATION OPPORTUNITIES

- **Both Companies' Shareholders Expected to Benefit From Structure**
  - **Tax-Free Distribution and Merger**
- **Immediate, Substantial Synergies Anticipated**
  - **1/3 of Synergies 'Day One' with One Corporate Structure + Greater Tax Efficiencies**
  - **$250M Expected Annual Synergies by 2015 … Plus Revenue Synergies All Upside**
- **Focused Integration Planning Already Underway**
  - **Structure, Sourcing & Standardization with Dedicated Resources**
- **Proven PIMS Framework and Experienced Management Team**
  - **Maintained Op Expenses at <20% of Sales for Last 5 Years, while Consistently Increasing R&D Investments and Resources**
  - **Customer-Centric, Market Focused Approach**

Planning, Framework & Experience to Ensure Integration Success

INTEGRATION LEADERSHIP



INTEGRATION TEAM
Reporting Directly to Chairman/CEO
INTEGRATION LEADER
Program Management Office (PMO)
Leaders by Function
Valves & Controls
Thermal
Water & Environ.
Pentair
Business Process
Sourcing/ Indirect
Lean/RE Logistics
Finance/IT
Selling/ Marketing
Legal/ Compliance
HR/ Culture
Executive/ Board

Integration Team Will Consist of ~25 – 40 Proven Leaders

- **Primary Focus on Structure, Standardization, Indirect Spend, Direct Materials and On-Boarding**
- **Function and Geographic Region Focus**
- **Pentair + Tyco Flow Leadership**
- **Supported by PMO Office**
- **First 100 Days Plan Already Underway**

Dedicated Resources to Capture Synergistic Potential

PENTAIR INTEGRATED MANAGEMENT SYSTEM

Building Growth Capabilities — RAPID GROWTH PROCESS

Prioritizing Investments & Innovation — PENTAIR 3D DISCOVER DEVELOP DEPLOY

Attracting and Developing Top Talent — GLOBAL TALENT SYSTEM

Safety, Quality, Delivery, Cost and Cash Focus — LEAN ENTERPRISE

Proven PIMS Framework To Drive Value

REVENUE SYNERGIES … FURTHER UPSIDE (NOT IN SYNERGY NUMBERS)

1. **Increased Penetration & Systems Content**
2. **Greater Emerging Market Presence**
3. **Benefits from Scale & Technology Platforms**
4. **Leverage Service Footprint to Grow Aftermarket & Recurring Revenue**

A FEW CROSS-SELLING EXAMPLES

PENTAIR		tyco Flow Control
• Oil and Gas Separation • Protective Enclosures • Gas Recovery • Dewatering …	Oil & Gas Power	• Valves • Heat Mgmt • Sensing & Controls • Broad Service Capabilities …

PENTAIR		tyco Flow Control
• Water Supply & Disposal • Water & Fluid Separation • Recycling & Recovery …	Water Food & Bev.	• Transport & Treatment • Automated Valves/Control • Emission Monitoring …

Tremendous Value Creation Potential

A "WIN-WIN" COMBINATION

PENTAIR SHAREHOLDERS

- More exposure to attractive markets and customers
- Expected higher earnings and greater end-market diversity in future
- Stronger balance sheet with greater financial flexibility
- Ability to leverage PIMS across larger enterprise
- Tax-free merger with more efficient structure going forward

TYCO SHAREHOLDERS

- Majority ownership of more attractive company vs. standalone
- Expected higher earnings from the start and more predictable earnings growth
- Growing dividend at Pentair with 36 consecutive years of increases
- SG&A leverage in corporate and fast growth regions
- Tax-free spin-off

Shareholder Value Creation is Our #1 Goal

PENTAIR

John L. Stauch

Chief Financial Officer

Pentair, Inc.

FINANCIALLY COMPELLING

- **Transaction Consideration ~$4.9B*** **($4.5B in equity; $275M in net debt and $94M in minority interest assumed)**
  - ~8.8x Expected SpinCo Tyco Flow 2012 EBITDA**, plus Day 1 Cost Avoidance
  - Favorable to Both Pentair's and Tyco Flow's Shareholders
- **Expect Highly Accretive to Earnings … Adds Estimated $0.40 to 2013 EPS**
  - $200M in Anticipated Annual Cost Synergies … Expect Full Realization by Year 3
  - Plus ~$50M in Expected Tax Synergies … Projected Ongoing Effective Tax Rate of ~24-26%
  - Deleveraging of Balance Sheet Creates Incremental EPS Opportunity
- **Expect ~$1.3B in Combined EBITDA in 2013**
  - Invest in High Growth Verticals and Return Cash to Shareholders
  - Expected Deal ROIC >10% by Year 3, with Pentair ROIC ~13%
- **Proven Management Team … Leading Processes**
  - Strong Track Record with PIMS, Lean and Significant Cost Reduction Programs
  - Focused Integration Planning and Strategy

Unique Opportunity to Create Significant Shareholder Value

** Consideration based on PNR $40.26/share. Total value also includes value of net debt and minority interest.*
*** Tyco Flow financials calendarized to December. EBITDA excludes non-recurring items. 2012 "SpinCo" EBITDA includes ~$80M of total corporate standalone costs.*

TRANSACTION CONSIDERATION

TYCO FLOW EBITDA**


~$515M
Includes ~$80M Standalone Corp Costs
~$555M
Plus Day 1 Cost Avoidance Synergy
2012 "SpinCo" EBITDA
2012 "SpinCo" EBITDA

IMPLIED EBITDA MULTIPLES

TEV = ~$4.9B*


~9.5x
~8.8x
Average ~9.2x
at 2012 "SpinCo"
at 2012 "SpinCo" + "Day 1" Cost Avoidance

- Tyco Flow Segment EBITDA Margin ~15%+
- Corporate Cost Adds Estimated at ~$80M or ~2% of Net Sales, Including Standalone Public Company Costs

• Tyco Ownership in Combined Co.	=	52.5%
PNR Ownership in Combined Co.	=	47.5%
• Tyco Flow Net Debt	=	$275M
• Tyco Flow Minority Interest	=	$94M
• Tyco Flow Total Enterprise Value	=	~$4.9B*

Day 1 Value Locked + Synergies and Enhanced Growth Potential

Consideration based on PNR $40.26/share. Total value also includes value of net debt and minority interest.
*** Tyco Flow financials calendarized to December. EBITDA excludes non-recurring items. 2012 "SpinCo" EBITDA includes ~$80M of total corporate standalone costs.*

VALUE CREATION POTENTIAL

ANTICIPATED PRE-TAX SYNERGIES

- **Operating/G&A Cost Synergies: ~$160M**
  - Direct/Indirect Sourcing Opportunities
  - Lean/PIMS in Factories: Deploy in Tyco Flow
  - IT/Finance/HR Standardization
  - Management and Regional Business Integration
- **'Day One' Cost Avoidance: ~$40M**
  - ~$80M Public Company Corporate Cost Avoidance, Net of ~$40M Integration/Corporate Investments

---

- **'Day One' Tax Synergies: ~$50M**
  (Below the Operating Line)
  - Expect Annualized Tax Rate of ~24-26% (vs. current PNR ~29%)
- **Revenue Synergies … All Upside Potential**
  - Cross-Selling of Channels, Verticals, Products and Services
  - Not Assumed in Accretion and Cash Flow Forecasts

RUN-RATE SYNERGY ESTIMATE



~$250M
Tax Synergies
Corp Cost Avoidance
Cost Synergies
~$200M of Operational Synergies pre-tax

Estimated One Time Costs of $230M
(~1/3 is Non-Cash Inventory Step-Up Costs)

~$1B in Value Day 1 from Corp Cost Avoidance + Taxes

COST SYNERGY DRIVERS

- **Direct/Indirect Sourcing**
  - Benefit from Global Procurement and Indirect Sourcing Capabilities
  - Leverage Company-Wide Standard Vendor Lists
  - Insource/Resource Common Buys
- **Operations / Lean**
  - PIMS Works … Proven Processes Utilizing Standard Work and Cultural Influence
- **Global Structure … Significant Opportunity**
  - Drive to Standard Systems and Processes in IT/Finance/HR to Reduce G&A
  - Integrate and Leverage Regional Sales and Service Locations … Focus in Fast Growth Regions
  - Pentair G&A ~7.5% of Sales … Tyco Flow "SpinCo" >10.5%
  - No Reductions in R&D

EXPECTED SYNERGIES



~$140M
Tax Synergies
~$90M
Operational Cost Synergies
~$200M
Tax Synergies
~$150M
Operational Cost Synergies
~$250M
Tax Synergies
Direct/ Indirect Sourcing
Ops/ Lean
Global Structure: G&A, Selling/ Mkting
~$200M
Operational Cost Synergies
2013
2014
2015

Expected Annual Synergies of ~$250M by 2015

STRONG CASH FLOW GENERATION

PRO FORMA EBITDA PROJECTION
OF COMBINED COMPANY


~$1.1B
Yr 1 Cost Synergies + Growth
~$1.3B
~$1.7B
Expected Debt/ EBITDA
~1.6x
~1.3x
~1.0x
2012 EBITDA
2013
2015
EBITDA with Synergies + Growth

- Combined Annualized D&A of ~$285M in 2013 (includes estimated Deal Amortization of ~$90M)

CAPITAL ALLOCATION
OF COMBINED COMPANY

- Target Solid Investment Grade Rating
- Committed to Dividend Growth (36 Straight Years of Increases)
  - Expect Dividend to equal $0.88/share at start
- Invest in High Return, Growth Platforms, both Organic and M&A
- Projected Cash to be Returned to Shareholders Through Share Buybacks and Dividends (~$1.8B over 3 years estimated, in projections)

Cash Flow Discipline and Enhanced Financial Strength

EXCITING VALUE CREATION POTENTIAL

Estimated		
2013 Revenue Combined	**>$8B**	• Expect Long Term Sales Growth of ~5 to 7% • Enriched Mix of Businesses, Verticals and Geographies
2013 EBITDA Combined	**~$1.3B**	• Opportunity to Deploy Capital Structure to Drive Growth in Platforms and Return Cash to Shareholders • Expect Full Year Run-Rate of Cost Synergies by 2015
2013 Adjusted EPS Accretion (Adj.)	**~$0.40**	• Combined Increased Earnings Power • Balance Sheet Flexibility to Fuel Additional Growth
One-Time Costs	**~$230M** pre-tax	• Estimated One-Time Costs Related to Transaction • ~1/3 Transaction Costs (Yr 1); ~1/3 Restructuring & Other (over 3 Yrs); ~1/3 Non-cash Inventory Step-up Costs (Yr 1)

A Great Industrial Combination … A Stronger Pentair

PENTAIR

Randall J. Hogan

Chairman and
Chief Executive Officer

Pentair, Inc.

COMBINED PENTAIR AND TYCO FLOW

BY PLATFORM
COMBINED 2012 *pro forma* PROJECTED SALES MIX



Equipment Protection Solutions, ~25%
Water & Fluid Solutions, ~45%
Flow Control, ~30%

- Mega Trends in Favor of Combination
- Complementary Extension of Product Offerings & Solutions

BY GEOGRAPHY
COMBINED 2012 *pro forma* PROJECTED SALES MIX



Developed Non-US, ~15%
US and Canada, ~40%
Western Europe, ~20%
Fast Growth Regions, ~25%

- Broader Global Reach
- Fast Growth Region Sales ~25%
- Global Service and Sales Coverage

BY APPLICATION
COMBINED 2012 *pro forma* PROJECTED SALES MIX



Comm'l, ~10%
Infrastructure, ~10%
Industrial, ~35%
Residential, ~20%
Energy, ~25%

- Increased Scale in High Growth Applications
- Enhanced Product Offerings and Solutions
- Diverse Customer Base

More Scale, More Global and More Diverse

IN SUMMARY

- **Two Global Industrial Leaders**
  - Strong Alignment with Mega Trends
  - Positive 2012 and Beyond Outlook for Both Companies
- **Combined Strengths = Unique Value Creation Potential**
  - $7.7B* Global Industrial Leader Serving High Growth, Attractive Markets
  - Leading Company with Strong Filtration + Flow + Valves Platforms
- **Expected Highly Accretive to Earnings and Future Growth**
  - Day One Winning Combination for Pentair and Tyco Shareholders
  - Substantial Cost Synergies and Long-term Value Creation Opportunities
  - Strong Balance Sheet and Cash Flow to Support Growth and Cash Returned to Shareholders

Earnings Power >$5.00 Expected by 2015

** Combined 2012 pro forma projected revenues. Tyco Flow financials calendarized to December.*

PENTAIR

Appendix

TRANSACTION STRUCTURE

"REVERSE MORRIS TRUST" TRANSACTION

Step 1



Tyco Shareholders
Tyco
$275M net debt pushdown
Other Tyco Businesses
Tyco Flow Control
Tax-free spin-off
Tyco Shareholders

Step 2



Tyco Shareholders
Pentair Shareholders
Tyco Flow Control
(Changes name to Pentair)
Merge
Pentair

- "Reverse Morris Trust" allows for a tax-free distribution of Tyco Flow Control equity under US and Swiss law
- Transaction is tax-free to both Tyco and Pentair shareholders
- Newly combined company retains Switzerland domicile

POST-CLOSING



Tyco Shareholders
Pentair Shareholders
~52.5% Ownership
~47.5% Ownership
"New Pentair"
Newly Merged
Pentair/Tyco Flow Control

- Retain Pentair Name
- NYSE Listing and PNR Ticker Remains

RMT Structure Enhances Value Creation Opportunities

GAAP TO NON-GAAP RECONCILIATION

Pentair and Subsidiaries
Reconciliation of the GAAP "As Reported" to the "Adjusted" non-GAAP for the years ending December 31
(Unaudited)

Total Pentair *In millions, except per-share data*	**Estimated *** **2012**	**Estimated** **2013**	**Estimated** **2015**
Net sales	$ 4,700	$ 8,400	$ 9,700
Operating income - as reported	370	980	1,420
% of net sales	*7.9%*	*11.7%*	*14.6%*
Adjustments:			
Deal related costs	130	—	—
Inventory step-up and customer backlog	50	50	—
Operating income - as adjusted	550	1,030	1,420
% of net sales	*11.7%*	*12.3%*	*14.6%*
Depreciation and amortization	140	290	310
EBITDA	690	1,320	1,730
% of net sales	*14.7%*	*15.7%*	*17.8%*

* Assumes the merger is effective at the end of September 2012

GAAP TO NON-GAAP RECONCILIATION

Reconcilation of Non-GAAP Financial Measures

Flow Control Business of Tyco International Ltd.*

	Year ended Sept. 30 2011	Add: Qtr. ended Dec. 30, 2011	Subtract: Qtr. ended Dec. 24, 2010	Equals: Last 12 Months
Net Income	$ 325	$ 62	$ 187	$ 200
Income from discontinued operations	$(172)	0	$(173)	$ 1
Income tax expense	$ 112	$ 27	$ 27	$ 112
Interest expense	$ 52	$ 12	$ 11	$ 53
Interest income	$(11)	$(3)	$(2)	$(12)
Goodwill impairment	35	0	35	$ 0
Restructuring Impairment	4	0	1	$ 3
Adjusted Net Income	$ 345	$ 98	$ 86	$ 357
Depreciation & Amortization	$ 72	$ 21	$ 15	$ 78
Adjusted EBITDA	$ 417	$ 119	$ 101	$ 435

The table above sets forth a summary of certain combined financial data of the flow control business of Tyco International Ltd. ("Flow Control"). The historical selected combined financial data have been prepared to include all of Tyco's flow control business, and are a combination of the assets and liabilities that have been used in managing and operating this business. The historical combined financial data may not be indicative of Flow Control's future performance and do not necessarily reflect what Flow Control's financial condition and results of operations would have been had it operated as an independent entity during the periods presented.